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                                                                    EXHIBIT 10.6


                            TASER INTERNATIONAL, INC.
                             1999 STOCK OPTION PLAN

                                   ARTICLE 1.
                            ESTABLISHMENT AND PURPOSE

         1.1 ESTABLISHMENT. TASER International, Incorporated (the "Company") hereby establishes a plan providing for the grant of stock options to certain eligible individuals who have or will render services to the Company and any Subsidiary. This plan shall be known as the TASER International, Incorporated 1999 Stock Option Plan (the "Plan"). This Plan has been approved by the Board of Directors and the Shareholders of the Company in contemplation of a restatement of the Company's Articles of Incorporation. Accordingly, this Plan assumes the filing of the Restated Articles of Incorporation.

         1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company and its shareholders by enhancing the Company's ability to attract and retain qualified persons to perform services for the Company by providing incentives to such persons to put forth maximum efforts for the Company and by rewarding persons who contribute to the achievement of the Company's economic objectives.

                                   ARTICLE 2.
                                   DEFINITIONS

         The following terms have the meanings set forth below, unless the context otherwise requires:

         2.1 "AFFILIATE" means with respect to any Person, (i) any Person directly or indirectly controlling, controlled by, or under common control with such Person, (ii) any person owning or controlling ten percent (10%) or more of the outstanding voting interests of such Person, (iii) any officer, director, or general partner of such Person, or (iv) any Person who is an officer, director, general partner or holder of ten percent (10%) or more of the voting interests of any Person described in clauses (i) through (iii) of this sentence. For purposes of this definition, the term "controls," "is controlled by," or "is under common control with" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

         2.2      "BOARD" means the Board of Directors of the Company.

         2.3      "CODE" means the Internal Revenue Code of 1986, as amended.

         2.4 "COMMITTEE" means the group of individuals administering the Plan, as provided in Article 3 of the Plan.

         2.5 "COMMON STOCK" means the common stock of the Company, no par value, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

         2.6      "CONVERSION RIGHT" means the right, if granted pursuant to
Section 6.6 below, of a Participant to require the Company to convert an Option, in whole or in part at any time after it becomes exercisable and prior to its expiration, into shares of Common Stock without the payment of any exercise price. If a Participant is

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granted a Conversion Right, then upon exercise of the Option or a part thereof, the Company shall deliver to the Participant (subject to Article 9 below) that number of shares of Common Stock computed by multiplying (A) the number of Option Shares underlying the Option or part thereof being exercised by (B) the quotient obtained by dividing (x) the difference between (i) the aggregate Fair Market Value for the Option Shares underlying the Option (or part thereof being exercised) immediately prior to the exercise of the Conversion Right and (ii) the aggregate exercise price for the Option (or part thereof being exercised) by
(y) the aggregate Fair Market Value for the Option Shares underlying the Option (or part thereof being exercised) immediately prior to the exercise of the Conversion Right.

         2.7 "DISABILITY" means the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

         2.8 "ELIGIBLE RECIPIENT" means all employees (including, without limitation, officers and directors who are also employees), directors, consultants and independent contractors of the Company.

         2.9 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         2.10 "FAIR MARKET VALUE" means, with respect to the Common Stock, the following:

                  (a) If the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on The Nasdaq National Market(R), the last sale price of the Common Stock on such exchange or reported by The Nasdaq National Market(R) System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade).

                  (b) If the Common Stock is not so listed or admitted to unlisted trading privileges or reported on The Nasdaq National Market(R), and bid and asked prices therefor in the over-the-counter market are reported by The Nasdaq SmallCap Market(SM), the Nasdaq Bulletin Board, or the National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by the applicable Nasdaq(R) system, or, if not so reported thereon, as reported by the National Quotation Bureau, Inc. (or such comparable reporting service).

                  (c) In all other cases, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

         2.11 "INCENTIVE STOCK OPTION" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Article 6 of the Plan that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code.

         2.12 "NON-QUALIFIED STOCK OPTION" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Article 6 of the Plan that does not qualify as an Incentive Stock Option.

         2.13 "OPTION" means an Incentive Stock Option or a Non-Qualified Stock Option.

         2.14 "OPTION SHARES" means the shares of Common Stock issuable upon exercise of an Option.



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         2.15     "PARTICIPANT" means an Eligible Recipient who receives one or more Options under of the Plan.

         2.16 "PERSON" means any individual, corporation, partnership, group, association, or other "person" (as such term is used in Section 14(d) of the Exchange Act), other than the Company, a wholly-owned Subsidiary of the Company, or any employee benefit plan sponsored by the Company or a wholly-owned Subsidiary of the Company.

         2.17 "PREVIOUSLY ACQUIRED SHARES" mean shares of Common Stock that are already owned by the Participant.

         2.18 "RETIREMENT" means the retirement of a Participant pursuant to and in accordance with the regular or, if approved by the Board for purposes of the Plan, any early retirement plan or practice of the Company or Subsidiary then covering the Participant.

         2.19     "SECURITIES ACT" means the Securities Act of 1933, as amended.

         2.20 "SUBSIDIARY" means any subsidiary corporation of the Company within the meaning of Section 424(f) and (g) of the Code.

                                   ARTICLE 3.
                               PLAN ADMINISTRATION

         3.1 THE COMMITTEE. The Plan shall be administered by the Board, or by a committee of the Board consisting of not less than two persons; provided, however, that from and after the date on which the Company first registers a class of its equity securities under Section 12 of the Exchange Act, the Plan shall be administered to the extent provided herein by a committee appointed by the Board consisting of not less than two members of the Board. Members of such a committee, if established, shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board. A majority of the members of such a committee shall constitute a quorum. Such a committee shall act by majority approval of the members, shall keep minutes of its meetings and shall provide copies of such minutes to the Board. Action of such a committee may be taken without a meeting if unanimous written consent is given. Copies of minutes of such a committee's meetings and of its actions by written consent shall be provided to the Board and kept with the corporate records of the Company. As used in this Plan, the term "Committee" will refer to the Board or to such a committee, if established.

         3.2      AUTHORITY OF THE COMMITTEE.

                  (a) In accordance with and subject to the provisions of the Plan, the Committee shall have the authority to recommend to the Board for its consideration and approval (i) the Eligible Recipients who shall be selected as Participants, (ii) the nature and extent of the Options to be granted to each Participant (including the number of shares of Common Stock to be subject to each Option, the exercise price and the manner in which Options will vest or become exercisable), (iii) the time or times when Options will be granted, (iv) the duration of each Option, (v) the restrictions and other conditions to which the exercisability or vesting of Options may be subject, and (vi) such other provisions of the Options as the Committee may deem necessary or desirable and as consistent with the terms of the Plan. The Committee shall determine the form or forms of the option agreements with Participants which shall


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         evidence the particular terms, conditions, rights, and duties of the
         Company and the Participants with respect to Options granted pursuant to the Plan, which agreements shall be consistent with the provisions of the Plan.

                  (b) With the consent of the Participant affected thereby and subject to the consideration and approval of the Board, the Committee may amend or modify the terms of any outstanding Option in any manner, provided that the amended or modified terms are permitted by the Plan as then in effect. Without limiting the generality of the foregoing sentence, the Committee may, with the consent of the Participant affected thereby and subject to consideration and approval of the Board, modify the exercise price, number of shares, or other terms and conditions of an Option, extend the term of an Option, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Option, accept the surrender of any outstanding Option, or, to the extent not previously exercised or vested, authorize the grant of new Options in substitution for surrendered Options.

                  (c) The Committee shall have the authority to interpret the Plan and, subject to the provisions of the Plan, to establish, adopt, and revise such rules and regulations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Each determination, interpretation, or other action made or taken by the Committee pursuant to the provisions of the Plan shall be conclusive and binding for all purposes and on all persons, including, without limitation, the Company and its Subsidiaries, the shareholders of the Company, the Committee and each of its members, the directors, officers, and employees of the Company and its Subsidiaries, and the Participants and their respective successors in interest. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

                                   ARTICLE 4.
                            STOCK SUBJECT TO THE PLAN

         4.1      NUMBER OF SHARES. Subject to adjustment as provided in Section
4.3 below, the maximum number of shares of Common Stock that shall be authorized and reserved for issuance under the Plan shall be 5,000,000 shares of Common Stock.

         4.2 SHARES AVAILABLE FOR USE. Shares of Common Stock that may be issued upon exercise of Options shall be applied to reduce the maximum number of shares of Common Stock remaining available for use under the Plan. Any shares of Common Stock that are subject to an Option (or any portion thereof) that lapses, expires, or for any reason is terminated unexercised shall automatically again become available for use under the Plan. Also, Previously Acquired Shares which are tendered to the Company in satisfaction or partial satisfaction of the Exercise Price pursuant to Section 6.6 or in satisfaction or partial satisfaction of withholding obligations pursuant to Article 10 shall become available for use under the Plan to the extent permitted by Rule 16b-3 of the Exchange Act.

         4.3      ADJUSTMENTS TO SHARES.

                  (a) In the event of a stock split, any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering,


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         extraordinary dividend or divestiture (including a spin-off), or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) shall make appropriate adjustment (which determination shall be conclusive) as to the number and kind of securities subject to and reserved under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number, kind, and exercise price of securities subject to outstanding Options. Without limiting the generality of the foregoing, in the event that any of such transactions are effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets, including cash, with respect to or in exchange for such Common Stock, all Participants holding outstanding Options shall upon the exercise of such Options receive, in lieu of any shares of Common Stock they may be entitled to receive, such stock, securities, or assets, including cash, as would have been issued to such Participants if their Options had been exercised and such Participants had received Common Stock prior to such transaction.

                  (b) Notwithstanding Section 4.3(a), there shall be no adjustment to the shares authorized pursuant to this Plan for an event described in Section 4.3(a) which occurs before or simultaneously with the Effective Date of this Plan.



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                                   ARTICLE 5.
                                  PARTICIPATION

         Participants in the Plan shall be those Eligible Recipients who, in the judgment of the Committee, have performed, are performing, or during the term of an Option will perform, services in the management, operation, and development of the Company or any Subsidiary or Affiliate thereof, and significantly contributed, are significantly contributing, or are expected to significantly contribute to the achievement of corporate economic objectives. Eligible Recipients may be granted from time to time one or more Options, as may be recommended by the Committee in its sole discretion to the Board of Directors for its consideration and approval. The number, type, terms, and conditions of Options granted to various Eligible Recipients need not be uniform, consistent, or in accordance with any plan, regardless of whether such Eligible Recipients are similarly situated. Upon determination by the Committee and consideration and approval by the Board that an Option is to be granted to an Eligible Recipient, written notice shall be given such person, specifying the terms, conditions, rights and duties related thereto. Each Eligible Recipient to whom an Option is to be granted shall enter into an agreement with the provisions of the Plan, specifying such terms, conditions, rights and duties. Options shall be deemed to be granted as of the date specified in the grant resolution of the Board, and the related option agreements shall be dated as of such date.

                                   ARTICLE 6.
                                  STOCK OPTIONS

         6.1 GRANT. An Eligible Recipient may be granted one or more Options under the Plan and such Options shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as shall be determined by the Committee in its sole discretion upon the consideration and approval of the Board. The Committee may recommend to the Board whether an Option is to be considered an Incentive Stock Option or a Non-Qualified Stock Option; provided, however, that an Incentive Stock Option shall be granted only to an Eligible Recipient who is an employee of the Company or a Subsidiary or Affiliate thereof. The terms of the agreement relating to a Non-Qualified Stock Option shall expressly provide that such Option shall not be treated as an Incentive Stock Option. Options shall be granted for no cash consideration unless minimal cash consideration is required by applicable law.

         6.2 EXERCISE. An Option shall become exercisable at such times and in such installments (which may be cumulative) as shall be determined by the Committee in its sole discretion at the time the Option is granted. Upon the completion of its exercise period, an Option, to the extent not then exercised, shall expire.



         6.3      EXERCISE PRICE.

                  (a) Incentive Stock Options. The per share price to be paid by the Participant at the time an Incentive Stock Option is exercised shall be determined by the Committee, in its discretion and upon the consideration and approval of the Board, at the date of its grant; provided, however, that such price shall not be less than (i) 100% of the Fair Market Value of one share of Common Stock on the date the Option is granted, or (ii) 110% of the Fair Market Value of one share of Common Stock on the date the Option is granted if, at that time the Option is granted, the Participant owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined


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         voting power of all classes of stock of the Company or any Subsidiary or parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the Code).

                  (b) Non-Qualified Stock Options. The per share price to be paid by the Participant at the time a Non-Qualified Stock Option is exercised shall be determined by the Committee in its sole discretion upon the consideration and approval of the Board at the time the Option is granted; provided, however, that such price shall not be less than 85% of the Fair Market Value of one share of Common Stock on the date the Option is granted.

         6.4      DURATION.

                  (a) Incentive Stock Options. The period during which an Incentive Stock Option may be exercised shall be fixed by the Committee in its sole discretion upon consideration and approval of the Board at the time such Option is granted; provided, however, that in no event shall such period exceed ten (10) years from its date of grant or, in the case of a Participant who owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation of the Company (within the meaning of Section 424(f) and 424(e), respectively, of the Code), five
         (5) years from its date of grant.

                  (b) Non-Qualified Stock Options. The period during which a Non-Qualified Stock Option may be exercised shall be fixed by the Committee in its sole discretion upon consideration and approval of the Board at its date of grant.

                  (c) Effect of Termination of Employment or Other Service. Notwithstanding this Section 6.4, except as provided in Articles 7 and 8 of the Plan, all Options granted to a Participant shall terminate and may no longer be exercised upon the termination of the Participant's employment or other status with the Company, its Affiliates or Subsidiaries.

         6.5 MANNER OF EXERCISE. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained herein and in the agreement evidencing such Option, by delivery, in person or through certified or registered mail, of written notice of exercise to the Company at its principal executive office (Attention: Chief Executive Officer), and by paying in full the total Option exercise price for the shares of Common Stock purchased. Such notice shall be in a form satisfactory to the Committee and shall specify the particular Option (or portion thereof) that is being exercised and the number of shares with respect to which the Option is being exercised. Subject to compliance with Section 11.1 of the Plan, the exercise of the Option shall be deemed effective upon receipt of such notice and payment complying with the terms of the Plan and the execution of the agreement evidencing such Option. As soon as practicable after the effective exercise of the Option, the Participant shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to the Participant one or more duly issued stock certificates evidencing such ownership. If a Participant exercises any Option with respect to some, but not all, of the shares of Common Stock subject to such Option, the right to exercise such Option with respect to the remaining shares shall continue until it expires or terminates in accordance with its terms. An Option shall only be exercisable with respect to whole shares.



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         6.6      PAYMENT OF EXERCISE PRICE. The total purchase price of the shares to be purchased upon exercise of an Option shall be paid entirely in cash (by certified check or money order) provided, however, that the Committee, in its sole discretion upon the original grant of the Option or thereafter, and upon the consideration and approval of the Board, may allow such payments to be made, in whole or in part, by transfer from the Participant to the Company of Previously Acquired Shares or by exercise of a Conversion Right. In determining whether or upon what terms and conditions a Participant will be permitted to pay the purchase price of an Option in a form other than cash, the Committee may consider all relevant facts and circumstances including, without limitation, the tax and securities law consequences to the Participant and the Company and the financial accounting consequences to the Company. In the event the Participant is permitted to pay the purchase price of an Option in whole or in part with Previously Acquired Shares, the value of such shares shall be equal to their Fair Market Value on the date of exercise of the Option. No shares of the Common Stock shall be delivered pursuant to the exercise of any Option until payment in full of any amount required to be paid pursuant to the Plan or the applicable option agreement is, or is arranged to be, received by the Company.

         6.7 RIGHTS AS A SHAREHOLDER. The Participant shall have no rights as a shareholder with respect to any shares of Common Stock covered by an Option until the Participant shall have become the holder of record of such shares, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine pursuant to Section 4.3 of the Plan.

         6.8 DISPOSITION OF COMMON STOCK ACQUIRED PURSUANT TO THE EXERCISE OF INCENTIVE STOCK OPTIONS. Prior to making a disposition (as defined in Section 424(c) of the Code) of any shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option granted under the Plan before the expiration of two years after its date of grant or before the expiration of one year after its date of exercise and the date on which such shares of Common Stock were transferred to the Participant pursuant to exercise of the Option, the Participant shall send written notice to the Company of the proposed date of such disposition, the number of shares to be disposed of, the amount of proceeds to be received from such disposition and any other information relating to such disposition that the Company may reasonably request. The right of a Participant to make any such disposition shall be conditioned on the receipt by the Company of all amounts necessary to satisfy any federal, state, or local withholding and employment-related tax requirements attributable to such disposition. The Committee shall have the right, in its sole discretion, to endorse the certificates representing such shares with a legend restricting transfer and to cause a stop transfer order to be entered with the Company's transfer agent until such time as the Company receives the amounts necessary to satisfy such withholding and employment-related tax requirements or until the later of the expiration of two years from its date of grant or one year from its date of exercise and the date on which such shares were transferred to the Participant pursuant to the exercise of the Option.

         6.9 AGGREGATE LIMITATION OF STOCK SUBJECT TO INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which incentive stock options (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company or any Subsidiary or any parent corporation of the Company) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), such excess Options shall be treated as Non-Qualified Stock Options. The determination shall be made by taking incentive stock options into account in the order in which they were granted. If such excess only applies to a portion of an


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incentive stock option, the Committee, in its discretion, shall designate which shares shall be treated as shares to be acquired upon exercise of an incentive stock option.

                                   ARTICLE 7.
              EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE

         7.1 TERMINATION OF EMPLOYMENT OR OTHER SERVICE DUE TO DEATH, DISABILITY, OR RETIREMENT. Except as otherwise provided in Article 8 of the Plan or as otherwise determined by the Committee upon the consideration and approval of the Board either at time an Option is granted or thereafter, in the event a Participant's employment or other service with the Company and all Subsidiaries or Affiliates is terminated by reason of such Participant's death, Disability, or Retirement, all outstanding Options then held by the Participant shall become immediately exercisable in full and remain exercisable after such termination for a period of three months in the case of Retirement and one year in the case of death or Disability (but in no event after the expiration date of any such Option).

         7.2 TERMINATION OF EMPLOYMENT OR OTHER SERVICE FOR REASONS OTHER THAN DEATH, DISABILITY, OR RETIREMENT. Except as otherwise provided in Article 8 of the Plan or as otherwise determined by the Committee upon the consideration and approval of the Board either at the time an Option is granted or thereafter, in the event of termination of the Participant's employment or other status with the Company and all Subsidiaries or Affiliates in relation to which the Option was granted for any reason other than death, Disability, or Retirement, all rights of the Participant under the Plan shall immediately terminate without notice of any kind, and no Options then held by the Participant shall thereafter be exercisable; provided, however, that if such termination is due to any reason other than termination by the Company or any Subsidiary or Affiliate for "cause," all outstanding Options then held by such Participant shall remain exercisable to the extent exercisable as of such termination for a period of three months after such termination (but in no event after the expiration date of any such Option). For purposes of this Section 7.2, "cause" shall be as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, shall mean (a) dishonesty, fraud, misrepresentation, embezzlement, or material or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (b) any unlawful or criminal activity of a serious nature, (c) any willful breach of duty, habitual neglect of duty, or unreasonable job performance, or (d) any material breach of a confidentiality or noncompetition agreement entered into with the Company or any Subsidiary.

         7.3 MODIFICATION OF EFFECT OF TERMINATION. Notwithstanding the provisions of this Article 7, upon a Participant's termination of employment or other status with the Company and all Subsidiaries or Affiliates with respect to which Options were granted, the Committee may, in its sole discretion upon the consideration and approval of the Board (which may be exercised before or following such termination) cause Options, or any portions thereof, then held by such Participant to become exercisable and remain exercisable following such termination in the manner determined by the Committee upon the consideration and approval of the Board; provided, however, that no Option shall be exercisable after the expiration date thereof and any Incentive Stock Option that remains unexercised more than three months following employment termination by reason of Retirement or more than one year following employment termination by reason of death or Disability shall thereafter be deemed to be a Non-Qualified Stock Option.

         7.5 DATE OF TERMINATION. Unless the Committee shall otherwise determine in its sole discretion, a Participant's employment or other service shall, for purposes of the Plan, be deemed to have terminated on the


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date such Participant ceases to perform services for the Company and all
Subsidiaries or Affiliates, as determined in good faith by the Committee.

                                   ARTICLE 8.
                                CHANGE OF CONTROL

         8.1 CHANGE IN CONTROL. For purposes of this Article 8, a "Change in Control" of the Company shall mean (a) the sale, lease, exchange, or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a corporation that is not controlled by the Company, (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company, or
(c) a change in control of the Company of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to
Item 1(a) of the Current Report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred at such time as (i) any Person becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 20% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, or (ii) individuals who constitute the Board on the effective date of the Plan cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising or deemed pursuant hereto to comprise the Board on the effective date of the Plan (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director) shall be, for purposes of this clause (ii) and the following sentence, considered as though such person were a member of the Board on the effective date of the Plan. Notwithstanding anything in the foregoing to the contrary, no Change in Control shall be deemed to have occurred for purposes of this Section
8.1 by virtue of any transaction which shall have been approved by the affirmative vote of at least a majority of the members of the Board or by the shareholders of the Company on the effective date of the Plan.

         8.2 ACCELERATION OF VESTING. If a Change of Control of the Company shall be about to occur or shall occur, the Committee, in its sole discretion and upon the consideration and approval of the Board, may determine that all outstanding Options shall become immediately exercisable in full and shall remain exercisable during the remaining term thereof, regardless of whether the employment or other status of the Participants with respect to which Options have been granted shall continue with the Company or any Subsidiary.

         8.3 CASH PAYMENT. If a Change in Control of the Company shall be about to occur or shall occur, then the Committee, in its sole discretion upon the consideration and approval of the Board and without the consent of any Participant effected thereby, may determine that some or all Participants holding outstanding Options shall receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options.

         8.4 LIMITATION ON CHANGE IN CONTROL PAYMENTS. Notwithstanding anything in Sections 8.2 or 8.3 above to the contrary, if, with respect to a Participant, the acceleration of the exercisability of an Option as provided in
Section 8.2 or the payment of cash in exchange for all or part of an Option as provided in Section

8.3 above (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other payments which such Participant has the right to receive from the Company or any corporation which is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the acceleration of exercisability and the payments to such Participant pursuant to Sections 8.2 and 8.3 above shall be reduced to the largest extent or amount as, in the sole judgment of the Committee, will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code.


                                   ARTICLE 9.
                 RIGHT TO WITHHOLD; PAYMENT OF WITHHOLDING TAXES

         The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts which may be due and owing to the Participant from the Company) or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state, and local withholding and employment-related tax requirements (i) attributable to the grant or exercise of an Option or to a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (ii) otherwise incurred with respect to an Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action with respect to the exercise of an Option or the issuance of any stock certificate either to the Participant or any transferee. The Committee, in its sole discretion, may permit a Participant to pay all or a portion of such withholding liability either by surrendering Previously Acquired Shares already owned by the Participant or by electing to have the Company retain shares subject to the Option, provided that the Committee determines that the fair market value of the surrendered Previously Acquired Shares or the retained shares is equal to such withholding liability.

                                   ARTICLE 10.
                 RIGHTS OF ELIGIBLE RECIPIENTS AND PARTICIPANTS;
                                 TRANSFERABILITY

         10.1 EMPLOYMENT OR SERVICE. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, or confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

         10.2 RESTRICTIONS ON TRANSFER. Other than pursuant to a qualified domestic relations order (as defined by the Code), no right or interest of any Participant in an Option prior to the exercise of such Options shall be assignable or transferrable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, including execution, levy, garnishment, attachment, pledge, divorce, or bankruptcy. In the event of a Participant's death, such Participant's rights and interest in Options shall be transferrable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options (to the extent permitted pursuant to Article 7 of the Plan) may be made by, the Participant's legal representatives, heirs, or legatees. If, in the opinion of the Committee, a Participant holding an Option is disabled from caring for his or her affairs because of mental condition, physical condition, or age, any payments due the Participant may be made to, and any rights of the Participant under the Plan shall be exercised by, such Participant's guardian, conservator, or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

         10.3 NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans or programs entered into by the Company. The Plan will be construed to be in addition to any and all such other plans or programs. Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval will be construed as creating any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.


                                   ARTICLE 11.
                           SECURITIES LAW RESTRICTIONS

         11.1 SHARE ISSUANCES. Notwithstanding any other provision of the Plan or any agreements entered into pursuant hereto, the Company shall not be required to issue or deliver any certificate for shares of Common Stock under this Plan, and an Option shall not be considered to be exercised notwithstanding the tender by the Participant of any consideration therefor, unless and until each of the following conditions has been fulfilled:

                  (a) (i) There shall be in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws if the Committee, in its sole discretion, shall have determined to file, cause to become effective, and maintain the effectiveness of such registration statement; or (ii) if the Committee has determined not to so register the shares of Common Stock to be issued under the Plan, (A) exemptions from registration under the Securities Act and applicable state securities laws shall be available for such issuance (as determined by counsel to the Company) and (B) there shall have been received from the Participant (or, in the event of death or disability, the Participant's heir(s) or legal representative(s)), any representations or agreements requested by the Company in order to permit such issuance to be made pursuant to such exemptions; and

                  (b) There shall have been obtained any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its sole discretion upon the advice of counsel, deem necessary or advisable.

         11.2 SHARE TRANSFERS. Shares of Common Stock issued pursuant to Options granted under the Plan may not be sold, assigned, transferred, pledged, encumbered, or otherwise disposed of, whether voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, except pursuant to registration under the Securities Act and applicable state securities laws or pursuant to exemptions from such registrations. The Company may condition the sale, assignment, transfer, pledge, encumbrance, or other disposition of such shares not issued pursuant to an effective and current registration statement under the Securities Act and all applicable state securities laws on the receipt from the party to whom the shares of Common Stock are to be so transferred of any representations or agreements requested by the Company in order to permit such transfer to be made pursuant to exemptions from registration under the Securities Act and applicable state securities laws.

         11.3 HOLDING PERIOD REQUIREMENTS. Any Options granted and any Common Stock acquired pursuant to the exercise of Options under this Plan may be subject to a six-month holding requirement from the grant date in order for the transaction to be exempt from the short-swing trading profits provision of
Section 16(b) of the Exchange Act.

         11.4     LEGENDS.

                  (a) Unless a registration statement under the Securities Act and applicable state securities laws is in effect with respect to the issuance or transfer of shares of Common Stock under the Plan, each certificate representing any such shares shall be endorsed with a legend in substantially the following form, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

                  THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                  (b) The Committee, in its sole discretion, may endorse certificates representing shares issued pursuant to the exercise of Incentive Stock Options with a legend in substantially the following form:

                  THE SALE, EXCHANGE, PLEDGE, ASSIGNMENT, OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TRANSFER RESTRICTIONS CONTAINED IN SECTION 7.8 OF THE BYLAWS OF THIS CORPORATION, AND REFERENCE SHOULD BE MADE THERETO FOR THE TERMS OF SUCH RESTRICTIONS.

                                   ARTICLE 12.
                  PLAN AMENDMENT; MODIFICATION AND TERMINATION

         12.1 AMENDMENT; MODIFICATION; TERMINATION. The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Options under the Plan shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment shall be effective, without approval of the shareholders of the Company, if shareholder approval of the amendment is then required to comply with or obtain exemptive relief under any tax or regulatory requirement the Board deems desirable to comply with or obtain exemptive relief under, including without limitation, Rule 16b-3 under the Exchange Act or any successor rule or Section 422 of the Code or under the applicable rules or regulations of any securities exchange or the NASD. No termination, suspension, or amendment of the Plan shall alter or impair any outstanding Option without the consent of the Participant affected thereby; provided, however, that this sentence shall not impair the right of the Committee to take whatever action it deems appropriate under Section 4.3 or
Article 8 of the Plan.

                                   ARTICLE 13.
                           EFFECTIVE DATE OF THE PLAN

         13.1 EFFECTIVE DATE. The Plan is effective as of January 1, 1999, the date adopted by the Board; provided, however, that no Incentive Stock Options may be exercised until January 1, 1999, the date the Plan was adopted by the shareholders of the Company in accordance with the requirements of the Code.

         13.2 DURATION OF THE PLAN. The Plan shall terminate at midnight on December 31, 2000, and may be terminated prior thereto by Board action, and no Option shall be granted after such termination. Options outstanding upon termination of the Plan may continue to be exercised in accordance with their terms.

                                   ARTICLE 14.
                                  MISCELLANEOUS

         14.1 CONSTRUCTION AND HEADINGS. The use of the masculine gender shall also include within its meaning the feminine and the singular may include the plural and the plural may include the singular, unless the context clearly indicates to the contrary. The headings of the Articles, Sections, and subparts of the Plan are for convenience of reading only and are not meant to be of substantive significance and shall not add or detract from the meaning of such Article, Section, or subpart.

         14.2 GOVERNING LAW. The place of administration of the Plan shall be conclusively deemed to be within the State of Arizona, and the rights and obligations of any and all persons having or claiming to have had an interest under the Plan or under any agreements evidencing Options shall be governed by and construed exclusively and solely in accordance with the laws of the State of Arizona without regard to the conflict of laws provisions of any jurisdictions. All parties agree to submit to the jurisdiction of the state and federal courts of Arizona with respect to matters relating to the Plan and agree not to raise or assert the defense that such forum is not convenient for such party.

         14.3 SUCCESSORS AND ASSIGNS. This Plan shall be binding upon and inure to the benefit of the successors and permitted assigns of the Company, including, without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase, or other acquisition of substantially all of the assets or business of the Company, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Company's obligations under the Plan.

         14.4 SURVIVAL OF PROVISIONS. The rights, remedies, agreements, obligations, and covenants contained in or made pursuant to the Plan, any agreement evidencing an Option and any other notices or agreements in connection therewith, including, without limitation, any notice of exercise of an Option, shall survive the execution and delivery of such notices and agreements and the delivery and receipt of shares of Common Stock and shall remain in full force and effect.

         IN WITNESS WHEREOF, and as evidence of the adoption of this Plan by the Company, the Company has caused this Plan to be signed by the undersigned officer, thereunto duly authorized pursuant to the resolutions of the Board of Directors adopted on January 14, 1999.

                                        TASER INTERNATIONAL, INCORPORATED

                                        By: /s/ Patrick W. Smith
                                           ----------------------------------
                                            Patrick W. Smith

                                        Its: Chief Executive Officer

NAME

                          ELECTION OF STOCK OPTION PLAN

Dear Name,

Pursuant to the meeting of the Board of Directors of TASER International on January 14, 1999, the company has elected to terminate its former 1998-1999 stock option plan and to implement a new 1999 stock option plan.

You will have the elective to either retain your options from the previous plan (the 1998-1999 plan) or to agree to have those options cancelled and participate in the new 1999 stock option plan. You may not participate in both plans.

Currently, you hold the following number of options under previous plans:

                  at a strike price of   per share.
                  at a strike price of  per share

Under the new plan, the company is prepared to offer you:

         _______ shares at a strike price of  _________ per share.

However, the vesting schedule for your new options will start effective Jan. 1, 1999.

Please indicate whether you would like to participate in the old plan or the new plan by initialing one of the options below:

_____ I would like to maintain my existing options and elect to pass on the opportunity to participate in the new plan.

_____ I would like to cancel my existing options from the previous plan and participate in the new 1999 plan with options for 100,000 share so stock at $0.10 per share.

Sincerely,                                  Agreed,



Rick Smith                                  ----------------------------------
President, TASER International              Phillips Smith

                        INCENTIVE STOCK OPTION AGREEMENT


         THIS OPTION AGREEMENT, made and entered into effective the 15th day of January, 1999, by and between TASER International, an Arizona corporation (hereinafter the "Company"), and _____________________, an employee of the Company, or one or more of its subsidiaries (hereinafter the "Employee").

                                   WITNESSETH

         The Company desires to carry out the purposes of its 1999 Stock Option Plan, approved by its shareholders and directors on January 14, 1999, by affording Employee an opportunity to acquire shares of its Common Stock (hereinafter called the "Shares"), as hereinafter provided.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties hereto agree as follows:

                                       I.
                                 GRANT OF OPTION

         The Company hereby grants to the Employee the right and option (hereinafter the "Option") to purchase all, or any part of an aggregate of ____________________________ Shares (such number being subject to adjustment as provided in Paragraph VIII hereof) on the terms and conditions herein set forth and in accordance with the terms and restrictions contained in that Subscription Agreement attached hereto as EXHIBIT A. The Option is intended to qualify as an Incentive Stock Option as defined in Section 422A(b) of the Internal Revenue Code of 1986, as amended, and shall be interpreted in a manner consistent therewith.

                                       II.
                                 PURCHASE PRICE

         Subject to the provisions of Article VII hereof, the purchase price of the Common Stock covered by the Option shall be _______ per share, which has been determined to be the fair market value of the Common Stock of the Company at the date of grant of this Option; provided, however, that if, at the time this Option is granted, Employee owns stock of the Company representing more than ten percent (10%) of the voting power of all classes of stock of the Company (including stock taken into account under the attribution rules of Section 425(d) of the Internal Revenue Code), the purchase price shall be one hundred ten percent (110%) of the fair market value of the Shares on the date the Option is granted.

                                      III.
                      TERM, EXERCISE AND VESTING OF OPTION

         This Option shall expire at the close of business on Dec. 31, 2008, subject to normal retirement or earlier termination as provided in Paragraphs VI and VII hereof. The expiration date shall be not more than ten (10) years from the date this Option is granted; provided, however, that at the time this Option is granted, Employee owns stock of the Company representing more than ten percent (10%) of the voting power of all classes of stock of the Company (including stock taken into account under the attribution rules of Section 425(d) of the Internal Revenue Code), then the expiration date shall not be more than five (5) years from the date the Option is granted.

         Employee shall be entitled to exercise this Option, and acquire the shares of Common Stock of the Corporation covered by this Option, as provided in the following vesting schedule:

                  Period of Time:                             Shares Exercisable:
                  --------------                              ------------------
         Grant through December 31, 1999
                                                              -------
         January 1, 2000 through December 31, 2000
                                                              -------
         January 1, 2001 through December 31, 2001
                                                              -------

Shares shall vest monthly at the end of each month. For example, on June 30, 2000 all shares for 1999 and for the pro-rata through the first half of 2000 shall be considered vested.

                                       IV.
                             EXECUTION OF AGREEMENT

         This offer by the Company to Employee of an Option to purchase capital stock of the Company shall be void if not agreed to by the Employee within thirty (30) days hereof, to-wit: on or before Feb. 15, 1999.

                                       V.
                      NON-TRANSFERABILITY OF OPTION RIGHTS

         The Option shall not be transferable, otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Employee, only by Employee. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, and shall not be subject to the execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition to the Option contrary to the provisions hereof, or the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

                                       VI.
                            TERMINATION OF EMPLOYMENT

         A. Termination. In the event an Optionee, during his life, ceases to be an Employee of the Company, or of any subsidiary of the Company, for any reason, except upon total and permanent disability or death, any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on the ninetieth (90th) day following the date the Employee ceases to be an Employee of the Company.

         B. Total and Permanent Disability or Death of Employee. In the event of termination of employment because of total and permanent disability of Employee, or his death, while an Employee of the Company, or his death within three (3) months after his normal retirement, any Option or unexercised portion thereof granted to him, if otherwise exercisable by the optionee, may be exercised by him or by his personal representative at any time prior to the expiration of twelve (12) months from the date of death or termination of employment by reason of total and permanent disability, but not later than the expiration of the option period.

                                      VII.
                          CHANGES IN CAPITAL STRUCTURE

         If all or any portion of the Option shall be exercised subsequent to any share dividend, recapitalization, merger, consolidation, exchange of share or reorganization as a result of which shares of any class shall be issued in respect to outstanding Common Stock, or if Common Stock shall be changed into same or a different number of shares of the same or another class or classes, the person or persons so exercising the Option shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares to which they would have been entitled if Common Stock (as authorized at the date hereof) had been purchased at the date hereof for the same aggregate price (on the basis of the price per share set forth in Paragraph II hereof) and had not been disposed of. No fractional share shall be issued upon any such exercise and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued. No adjustment shall be made in the minimum number of shares which may be purchased at any one time, as fixed by Paragraph III hereof.

                                      VIII.
                              ADJUSTMENT TO SHARES

         In the event of a stock split, any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off), or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) shall make appropriate adjustment (which determination shall be conclusive) as to the number and kind of securities subject to and reserved under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number, kind, and exercise price of securities subject to outstanding Options. Without limiting the generality of the foregoing, in the event that any of such transactions are effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets, including cash, with respect to or in exchange for such Common Stock, all Participants holding outstanding Options shall upon the exercise of such Options receive, in lieu of any shares of Common Stock they may be entitled to receive, such stock, securities, or assets, including cash, as would have been issued to such Participants if their Options had been exercised and such Participants had received Common Stock prior to such transaction.

         Notwithstanding the foregoing paragraph, there shall be no adjustment to the shares authorized pursuant to this Plan for an event described in the foregoing paragraph which occurs before or simultaneously with the Effective Date of this Plan.

                                       IX.
                           METHOD OF EXERCISING OPTION

         Subject to the terms and conditions of this Option Agreement, the Option may be exercised by written notice of the Company at its principal place of business in the State of Arizona. Such notice shall state: Employee's, or Employee's representative's, election to exercise the Option; the number of shares in respect to which it is being exercised; and shall be signed by the person so exercising the Option. Such notice shall be accompanied by the payment of the full purchase price of such shares and the delivery of such payment to the Chief Financial Officer of the Company. The certificate for the shares as to which the Option shall have been so exercised shall be registered in the name of the person exercising the Option. If the Employee shall so request in the notice exercising the Option, the certificate shall be registered in the name of the Employee and another person jointly with right of survivorship, and shall be delivered as provided above to or upon written order of the person exercising the Option. In the event the Option shall be exercised pursuant to Paragraph VII hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. This Option shall not be exercised in any manner that would disqualify the Option as an Incentive Stock Option, as defined in Section 422A(b) of the Internal Revenue Code 1986, as amended.

                                       X.
                              RESERVATION OF SHARES

         The Company shall, at all times during the term of this Option, reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirement of this Option Agreement, and shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto, and all other fees and expenses necessarily incurred by the Company in connection therewith.

                                       XI.
                                   SUBSIDIARY

         As used herein, the term "Subsidiary" shall mean any present or future corporation which would be a "Subsidiary Corporation" of the Company, as that term is defined in Section 425 of the Internal Revenue Code of 1986, as amended.

                                      XII.
                           INCENTIVE STOCK OPTION PLAN

         This Incentive Stock Option Agreement is subject to all the terms and conditions of the Stock Option Plan adopted by the Board of Directors and Shareholders of the Company on the 14th day of January, 1999. All the terms and provisions said "Plan" are incorporated herein by reference, and made a part hereof.

                                      XIII.
                             RIGHTS AS STOCKHOLDERS

         The holder of the Option shall not have any of the rights of a stockholder with respect to the Shares covered by the Option, except to the extent that one or more certificates for such Shares shall be delivered to him upon the due exercise of the Option.

                                      XIV.
                          NO REGISTRATION REQUIREMENTS

         The Company shall not be deemed by reason of issuance of any Common Stock under the Plan to have any obligation to register such shares under the Securities Act of 1933, as amended, or maintain in effect any registration of such shares. In addition, unless shares have been so registered, all options granted under the Plan shall be on the condition that the acquisition of share thereunder shall be for investment purposes only, and employees acquiring the shares must bear the economic risk of the investment for an indefinite period of time, since the shares so acquired cannot be sold unless they are subsequently registered or an exemption from such registration is available. Employee agrees that a legend shall be placed on the stock certificate acknowledging the restrictions on subsequent distribution of the shares.

                                       XV.
                                   EMPLOYMENT

         Nothing in the Plan, and no grant of an option hereunder, shall be deemed to grant any right of continued employment, or to limit or waive any rights or the Company to terminate Employee's employment at any time, with or without cause.

                                      XVI.
                                 GOVERNING LAWS

         This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, successors, assigns and representatives and shall be governed by and construed under the laws of the State of Arizona.

         IN WITNESS WHEREOF, the company has caused this Incentive Stock Option Agreement to be executed by its duly-authorized officer and the Employee has hereunto set his or her hand, all effective the date and year first above written.

                                        TASER International,
                                        An Arizona corporation


                                        By:
                                              ---------------------------------
                                              Its:     President

ATTEST:                                 EMPLOYEE


------------------------------          ---------------------------------------
Secretary                               Name

                               FULL EXERCISE FORM

To Be Executed By The Registered Holder If Optionee
Desires To Exercise The Attached Option in Full.

         The undersigned hereby exercises the right to purchase the ________ shares of Common Stock covered by the within Option at the date of this subscription and herewith makes payment of the sum of $__________ representing the Purchase Price of $________ per share in effect at that date. Certificates for such shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.


Dated:
         ------------------

                                     Signature:
                                               --------------------------------
                                     Address:
                                               --------------------------------

                                               --------------------------------

                                               --------------------------------

                              PARTIAL EXERCISE FORM

To Be Executed By The Registered Holder If Optionee
Desires To Exercise, In Part, The Attached Option.

         The undersigned hereby exercises the right to purchase ________ shares of the total shares of Common Stock covered by the within Option at the date of this subscription and herewith makes payment of the sum of $__________ representing the Purchase Price of $________ per share in effect at that date. Certificates for such shares and a new Option of like tenor and date for the balance of the shares not subscribed for shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.

         (The following paragraph need be completed only if the Purchase Price and number of shares of Common Stock specified in the within Option have been adjusted pursuant to Paragraph VIII.)

         The shares hereby subscribed for constitute __________ shares of Common Stock (to the nearest whole share) resulting from adjustment of ______ shares of the total of ____________ shares of Common Stock covered by the within Option, as said shares were constituted at the date of the Option.


Dated:
         ------------------

                                     Signature:
                                               --------------------------------
                                     Address:
                                               --------------------------------

                                               --------------------------------

                                               --------------------------------